UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

Commission File Number 0-50626

XCYTE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-1707622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1124 Columbia Street, Suite 130

Seattle, Washington 98104

(Address of principal executive offices and zip code)

(206) 262-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

As a result of the Registrant’s plan to limit clinical development primarily to the planned Phase II/III trial in CLL and planned Phase I/II trial in HIV, the Registrant reduced its workforce by approximately 24%, to 81 employees on March 22, 2005. The Company will record a charge in the first quarter of 2005 of approximately $300,000, consisting of severance, benefits and outplacement services. On March 23, 2005, the Registrant issued a press release announcing the updates to its clinical development plans and the reduction in its workforce, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)	Effective March 21, 2005, the Registrant’s Board of Directors elected Christopher S. Henney to its Board of Directors. Dr. Henney will also serve as the Chairman of the Registrant’s Board of Directors. Dr. Henney is not currently expected to be named to any committees of the Registrant’s Board of Directors. Pursuant to the Registrant’s 2003 Directors’ Stock Option Plan, as amended (the “Directors’ Plan”), Dr. Henney will be granted an option to purchase 10,000 shares of the Registrant’s common stock, vesting over a period of two years, which option is subject to stockholder approval and is not exercisable until such approval. In addition, as consideration for Dr. Henney’s service as the Chairman of the Board, the Registrant’s Board of Directors has approved an annual fee of $60,000 and an additional option grant to Dr. Henney to purchase 200,000 shares of the Registrant’s common stock, under the Registrant’s 2003 Stock Plan, vesting over a period of three years, which option is subject to stockholder approval and is not exercisable until such approval. Dr. Henney will also be entitled to receive cash compensation in accordance with the Registrant’s director compensation policy, which provides that non-employee directors will be entitled to an annual retainer of $20,000, and will receive $1,000 for each board meeting attended in person, $500 for each board meeting participated in telephonically, and $500 for each committee meeting participated. On March 22, 2005, the Registrant issued a press release announcing Dr. Henney’s election by the Board, a copy of which is attached hereto as Exhibit 99.2 and incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits

(c)	The following exhibits are attached herewith:

Exhibit Number	Description of Document
99.1	Press Release of Xcyte Therapies, Inc. dated March 23, 2005.

99.2	Press Release of Xcyte Therapies, Inc. dated March 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCYTE THERAPIES, INC.

By:	/s/ Joanna S. Black
Joanna S. Black Duly Authorized Officer of Registrant General Counsel, Vice President and Secretary

Date: March 24, 2005

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INDEX TO EXHIBITS

Exhibit Number	Description of Document
99.1	Press Release of Xcyte Therapies, Inc. dated March 23, 2005.

99.2	Press Release of Xcyte Therapies, Inc. dated March 22, 2005.

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